Exhibit 10.9

Execution Version

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT (this “Agreement”), dated as of August 18, 2021, is by and among (i) Generation Asia I Acquisition Limited, a Cayman Islands exempted company (the “SPAC”), (ii) Generation Asia LLC, a Cayman Islands limited liability company (the “Sponsor”), and (iii) the investor(s) listed on the signature pages hereto (the “Investor”).

WHEREAS, the SPAC has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 (as amended, the “Registration Statement”) for the initial public offering (the “IPO”) of units of the SPAC at a price of $10.00 per unit (the “Units”), each comprised of one Class A ordinary share, par value $0.0001 per share, of the SPAC (the “Class A Shares”) and one-half of one redeemable warrant, with each whole warrant exercisable to purchase one Class A Share at an exercise price of $11.50 per share (the “Warrants”).

WHEREAS, the SPAC expects to offer 20,000,000 Units in the IPO, plus an additional 15% (or 3,000,000 Units) as an over-allotment option for the underwriter pursuant to the terms of the Underwriting Agreement entered into in connection with the IPO (the “Underwriting Agreement”).

WHEREAS, the SPAC will establish a Trust Account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO, and such Trust Account of the SPAC will be funded with an amount equal to 101% of the gross proceeds raised in the IPO.

WHEREAS, the SPAC will have up to 18 months from the closing of the IPO to consummate its initial business combination.

WHEREAS, in connection with the IPO, the Investor has expressed an interest in acquiring up to 9.9% of the Units offered in the IPO, or up to 1,980,000 Units (assuming an aggregate of 20,000,000 Units are offered in the IPO), or if the underwriter exercises its over-allotment option, 2,277,000 Units (assuming an aggregate of 23,000,000 Units offered in the IPO including of the over-allotment option) (such Units, the “IPO Indication”), at the initial public offering price of $10.00 per Unit.

WHEREAS, the parties wish to enter into this Agreement pursuant to which, upon the terms and subject to the conditions hereof, the Investor will purchase from the Sponsor Class B ordinary shares, par value $0.0001 per share, of the SPAC (the “Founder Shares”) at a purchase price of $0.01 per share. The Founder Shares will convert into Class A Shares on a one-for-one basis, subject to adjustment, upon the terms and conditions set forth in the memorandum and articles of association of the SPAC, as amended from time to time (the “Articles”).

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1.    Sale and Purchase.

(a)    In connection with the IPO Indication, and subject to the satisfaction of the conditions set forth in Section 1(b), the Sponsor hereby agrees to sell and transfer to the Investor              Founder Shares plus up to an additional                  Founder Shares if and in the same proportion as the underwriters exercise their over-allotment option pursuant to the Underwriting Agreement (collectively the “Transferred Shares”) at a purchase price of $0.01 per share, or an aggregate purchase price of $         plus up to an additional $         (as applicable) for all of the Transferred Shares (the “Transfer Price”), and the Investor hereby agrees to purchase the Transferred Shares (the “Investment”), on the date of the closing of the IPO or, as applicable the date of the closing of the over-allotment option exercise. Concurrently with, and in consideration for, the sale and transfer of the Transferred Shares to the Investor, the Investor shall pay the Transfer Price to the Sponsor in immediately available funds. The SPAC shall update its register of the members of the SPAC to reflect the Transfer of the Transferred Shares as soon as practicable following the foregoing purchase and sale of the Transferred Shares.

(b)    Subject to (i) the fulfillment by the Investor of the IPO Indication (which shall include the acquisition of 100% of the Units of the SPAC allocated to the Investor by the underwriters in the IPO, in an aggregate amount not to exceed 9.9% of the Units issued and sold in the IPO) at the initial public offering price of $10.00 per Unit) and (ii) the Investor’s payment in full of the Transfer Price as contemplated by Section 1(a) of this Agreement, the Investment shall occur and be effective upon the closing of the IPO, automatically and without any further action of any party hereto. The Transferred Shares shall not be reduced should the underwriter allocate the Investor less than 9.9% of the total units of the SPAC to be sold to the public in the IPO.

(c)    Notwithstanding the foregoing and notwithstanding anything in the Articles to the contrary, the number of Founder Shares allocated to the Investor shall not be subject to cut-back, reduction, mandatory repurchase, redemption, modification or forfeiture for any reason, including (i) transfer of the Founder Shares to any person, (ii) downsizing of the offering, (iii) failure of the underwriters to exercise their overallotment option, (iv) the failure of the Investor being allocated less than 9.9% of the units of the SPAC to be sold to the public in the IPO, (v) concessions or “earn-out” triggers in connection with the negotiation of a Business Combination, or (vi) any other modification, without the Investor’s prior written consent,,

(d)    In the event of any future issuances of Founder Shares, the Investor shall be issued additional Founder Shares on a pro-rata basis for no additional consideration.

Section 2.    Representations and Warranties of the SPAC. The SPAC hereby represents and warrants to the Investor, as follows:

(a)    The SPAC has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)    This Agreement has been duly and validly executed and delivered by the SPAC and constitutes a legal, valid and binding obligation of the SPAC enforceable against the SPAC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)    The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by the SPAC of its obligations hereunder will not conflict with, or result in any violation of or default under, any agreement or other instrument to which the SPAC is a party or by which the SPAC is bound, or any decree, order, statute, rule or regulation applicable to the SPAC.

(d)    No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the SPAC in connection with the consummation of the transactions contemplated by this Agreement (other than effectiveness of the Registration Statement for the offer and sale of Units in the IPO).

(e)    Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Articles, and registration in the register of members of the SPAC, the Transferred Shares will be duly and validly issued, fully paid and non-assessable.

(f)    There are no actions, suits, investigations or proceedings pending or threatened against the SPAC which: (i) seek to restrain, enjoin or prevent the consummation of the transactions contemplated by this Agreement or (ii) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

(g)    The Class A Shares issuable upon conversion of the Transferred Shares have been duly authorized and reserved for issuance upon such conversion.

Section 3.    Representations and Warranties of the Sponsor. The Sponsor hereby represents and warrants to the Investor, as follows:

(a)    The Sponsor has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)    This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a legal, valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)    The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Sponsor of its obligations hereunder will not conflict with, or result in any violation of or default under, any agreement or other instrument to which the Sponsor is a party or by which the Sponsor is bound, or any decree, order, statute, rule or regulation applicable to the Sponsor.

(d)    No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Sponsor in connection with the consummation of the transactions contemplated by this Agreement.

(e)    There are no actions, suits, investigations or proceedings pending or threatened against the Sponsor which: (i) seek to restrain, enjoin, prevent the consummation of the transactions contemplated by this Agreement or (ii) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

(f)    Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Investor will have or receive good title to the Transferred Shares, free and clear of all liens, claims and encumbrances of any kind, other than (i) transfer restrictions hereunder, (ii) transfer restrictions under federal and state securities laws and (iii) liens, claims or encumbrances imposed due to the actions of the Investor.

(g)    The Sponsor is not, and in connection with this Agreement is not acting as, an agent, representative, intermediary or nominee for any person identified on the list of blocked persons maintained by the Office of Foreign Assets Control of the U.S. Treasury Department; and the Sponsor has complied in all material respects with all applicable U.S. laws, regulations, directives and executive orders relating to anti-money laundering.

(h)    There are no other agreements among the Sponsor and a third party investor to purchase Founder Shares in connection with such investor’s expression of interest of potential participation in the IPO, other than agreements (A) which do not contain any terms more favorable in any material respect to such investors than the terms contained within this Agreement, (B) which provide for the sale of Founder Shares at lower prices per share where the aggregate weighted average price of IPO Units, Founder Shares and future equity investment commitments is not lower than the aggregated weighted average price of the IPO Indication and Transferred Shares being paid by the Investor as contemplated hereunder, or (C) which are disclosed in the Registration Statement. Notwithstanding the foregoing, this Section 3(h) does not apply to any formal forward purchase agreement entered into with a third party investor in connection with a private investment in public equity (PIPE) in support of the SPAC’s potential business combination.

Section 4.    Representations and Warranties of the Investor. The Investor hereby represents and warrants to the SPAC and the Sponsor, as follows:

(a)    The Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b)    This Agreement has been duly and validly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)    The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance by the Investor of its obligations hereunder will not conflict with, or result in any violation of or default under, any agreement or other instrument to which the Investor is a party or by which the Investor is bound, or any decree, order, statute, rule or regulation applicable to the Investor, in each case except as would not have a material adverse effect on the ability of the Investor to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

(d)    No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Investor in connection with the consummation of the transactions contemplated by this Agreement (other than effectiveness of the Registration Statement for the submission of any order in the IPO).

(e)    The Investor is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor’s investment in the Securities, of making an informed investment decision with respect thereto, and has the ability and capacity to protect the Investor’s interests.

(f)    The Investor hereby confirms that the Founder Shares, and the Class A Shares issuable upon conversion of the Founder Shares (together, the “Securities”), to be acquired by the Investor will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Investor further represents that the Investor does not presently have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity (other than any of its controlled affiliates that agree to be bound by this Agreement with the same duties and obligations of the Investor hereunder) or to any third party, with respect to any of the Securities.

(g)    The Investor has reviewed the Registration Statement and has had the opportunity to ask questions and receive answers from the officers and directors of the SPAC concerning the proposed business, management, financial condition and affairs of the SPAC and the terms and conditions of the IPO, the Units, the Class A Shares, the Warrants and the Founder Shares, and understands the terms and conditions of the IPO and such securities.

(h)    The Investor understands that the offer and sale of the Securities to the Investor has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein. The Investor understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Investor must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Investor understands that no public market now exists for the Securities and that the SPAC has made no assurances that a public market will ever exist for the Securities. The Investor acknowledges that the SPAC has no obligation to register or qualify the Securities for resale except pursuant to the Registration Rights Agreement (as defined below). The Investor further acknowledges that if an exemption from registration or qualification is available, the exemption may be conditioned on various requirements including the time and manner of sale, the holding period for the Securities, and on requirements relating to the SPAC which are outside of the parties’ control, and which the SPAC is under no obligation and may not be able to satisfy. The Investor understands that the offering of the Securities is not, and is not intended to be, part of the IPO, and that the Investor will not be able to rely on the protection of Section 11 of the Securities Act with respect to the Securities.

(i)    To the Investor’s knowledge, there are no actions, suits, investigations or proceedings pending or threatened against the Investor which: (i) seek to restrain, enjoin, prevent the consummation of the transactions contemplated by this Agreement or (ii) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

Section 5.    Additional Agreements and Acknowledgements of the Investor.

(a)    The Investor agrees not to Transfer (as defined below) any Founder Shares or the Class A Shares issuable upon conversion of the Founder Shares held by it until the earliest of (i) one year after the date the SPAC consummates a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”), (ii) the earlier to occur of, subsequent to a Business Combination, (A) the first date on which the last reported sale price of the Class A Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of a Business Combination and (B) the date on which the SPAC consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of the SPAC’s shareholders having the right to exchange their Class A Shares for cash, securities or other property and (iii) such earlier date as the Sponsor Transfers its Founder Shares or the Class A Shares issued upon conversion thereof- (and in such case only in the same proportion as the Sponsor Transfers its Founder Shares or Class A Shares issued upon conversion thereof). Notwithstanding the foregoing, Transfers of the Founder Shares and the Class A Shares issuable upon conversion of the Founder Shares are permitted (i) to the SPAC’s officers or directors, any affiliates or family members of any of the SPAC’s officers or directors, any members or partners of the Sponsor or their affiliates, any affiliates of the Sponsor, or any employees of such affiliates; (ii) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the Founder Shares were originally purchased; (iii) by virtue of the Investor’s organizational documents upon liquidation or dissolution of the Investor; (iv) to the SPAC for no value for cancellation in connection with the consummation of an initial Business Combination, (v) in the event of the SPAC’s liquidation prior to the completion of a Business Combination; (vi) in the event of the SPAC’s liquidation, merger, share exchange or other similar transaction which results in all of the SPAC’s public shareholders having the right to exchange their Class A Shares for cash, securities or other property subsequent to the completion of an initial Business Combination; or (vii) to the Investor’s controlled affiliates that agree in writing to be bound by this Agreement with the same duties and obligations of the Investor hereunder; provided, however, that in the case of clause (i) such permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and in the case of clause (vii) such controlled affiliates must agree in writing to be bound by this Agreement with the same duties and obligations of the Investor hereunder. Furthermore, no Investor shall be obligated to agree to any restrictions on its ability to Transfer any Founder Shares or the Class A Shares issuable upon conversion of the Founder Shares held by it that are different than those set forth in this Section 5(a), including any restrictions on transfer of Founder Shares held by the Sponsor that the Sponsor subsequently agrees to with any other party, or to subject such Founder Shares or the Class A Shares issuable upon conversion of the Founder Shares to any earn-outs or other arrangements. As used herein, “Transfer” shall mean the (A) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder with respect to, any security, (B) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security or (C) public announcement of any intention to effect any transaction specified in clause (A) or (B).

(b)    The Investor acknowledges that the SPAC was formed for the purpose of effecting a Business Combination. The Investor agrees that if the SPAC seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, the Investor shall vote all its Founder Shares in favor of such proposed Business Combination (including any proposals recommended by the Board of Directors of the SPAC in connection with such Business Combination).

(c)    The Investor acknowledges and agrees that if (a) the Investor does not beneficially own or hold, directly or indirectly, at least the number of Class A Shares (without taking into account any Class A Shares issued or issuable upon conversion of the Founder Shares) of the SPAC outstanding that corresponds to the Closing Pro Rata Share (the “Required Number”) (i) at the time of any shareholder vote with respect to a Business Combination or (ii) on the business day immediately prior to the consummation of a Business Combination, or (b) the Investor redeems all or a portion of the Class A Shares held by it in connection with a Business Combination such that, as of the time of consummation of such Business Combination, the Investor does not beneficially own or hold, directly or indirectly, the Required Number as of immediately prior to giving effect to such redemption (with the difference between (x) the Required Number and (y) the total number of outstanding Class A Shares still owned by the Investor on such dates being referred to herein as the “Investor’s Number”), then the number of Transferred Shares held by the Investor shall be reduced by, and the Investor shall sell to the Sponsor at a price per share of $0.01, a corresponding number of Transferred Shares equal to the lesser of (1) a fraction that is equal to (x) the Investor’s Number, divided by (y) the Required Number, and (2) one-half of the Transferred Shares. In the event of a sale of Transferred Shares pursuant to this Section 5(c), the Sponsor shall repurchase Transferred Shares from the Investor at the pro rata Transfer Price of such Transferred Shares. Notwithstanding anything to the contrary in this Section 5(c) and for the avoidance of doubt, the number of Transferred Shares owned by the Investor subject to sale pursuant to this Section 5(c) shall be capped at 50% of the Transferred Shares owned by the Investor. If any of the Transferred Shares are sold in accordance with this Section 5(c), then after such time the Investor (or successor in interest) shall no longer have any rights as a holder of such Transferred Shares, and the SPAC shall take such action as is appropriate to register in the name of the Sponsor such Transferred Shares. As used herein, “Closing Pro Rata Share” shall mean the Investor’s pro rata share of all outstanding Class A Shares immediately after giving effect to the closing of the IPO without taking into account any exercise of the underwriters’ over-allotment option.

(d)    The Investor acknowledges that it is aware the SPAC will establish the Trust Account for the benefit of its public shareholders upon the closing of the IPO. The Investor agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the SPAC as a result of any liquidation of the SPAC, except for redemption and liquidation rights, if any, the Investor may have in respect of any Class A Shares (other than those issuable upon conversion of any Transferred Shares) held by it.

(e)    In connection with the IPO, the SPAC shall enter into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor, the Investor and certain other parties thereto. The Registration Rights Agreement shall provide the Investor with registration rights with respect to the Transferred Shares (and underlying Class A Shares) that are not less favorable in any material respect to the Investor than the registration rights of the Sponsor set forth therein.

(f)    The SPAC shall not, without the written consent of the Investor, use in advertising, publicity or otherwise, in each case in writing, the name of the Investor or any of its affiliates, or any director, officer or employee of the Investor or any of its affiliates, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the Investor or its affiliates or any information relating to the business or operations of the Investor or its affiliates. Notwithstanding the foregoing, the SPAC may use or disclose the Investor’s name and information concerning the Investor, and publicly file any agreement to which the Investor is a party, (a) in the Registration Statement, (b) in connection with the IPO roadshow or (c) to the SPAC’s lawyers, independent accountants and to other advisors and service providers who reasonably require the Investor’s information in connection with the provision of services to the SPAC, are advised of the confidential nature of such information and are obligated to keep such information confidential. The SPAC agrees to provide to the Investor for the Investor’s review any disclosure in any registration statement, proxy statement or other document in advance of the submission, filing or disclosure of such document in connection with the transactions contemplated by this Agreement with respect to the Investor or any of its affiliates, and will not make any such submission, filing or disclosure without including any revisions reasonably requested in writing by the Investor or to the extent the Investor has a good faith objection to such submission, filing or disclosure.

(g)    The Investor hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section 5(g), “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

Section 6.    Matters Relating to Restricted Securities. Following the expiration of the transfer restrictions set forth in Section 5(a) above, if the Transferred Shares are eligible to be sold without restriction under, and without the SPAC being in compliance with the current public information requirements of, Rule 144 under the Securities Act, or if they are registered for resale under the Securities Act pursuant to a resale registration statement, then at the Investor’s written request, the SPAC will cause the SPAC’s transfer agent to remove any transfer restriction legend, subject to compliance by the Investor with the reasonable and customary procedures for such removal required by the Investor or its transfer agent. In connection therewith, if required by the SPAC’s transfer agent, the SPAC will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Transferred Shares without any such legend, all at the sole expense of the Investor.

Section 7.    Miscellaneous.

(a)    The parties hereto (i) acknowledge that (A) neither the Investor nor any of its affiliates is providing any services to the SPAC, the Sponsor or their respective affiliates and (B) the Transferred Shares are being issued solely in exchange for the Transfer Price, which was the result of arms-length negotiations among the parties, and (ii) agree not to take any tax position inconsistent with the foregoing.

(b)    Each party shall bear its own fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants.

(c)    This Agreement shall be governed by the internal laws of the State of New York, without giving effect to any principles of conflicts of law thereof.

(d)    THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(e)    This Agreement may not be amended, modified or waived without the written consent of each of the parties hereto.

(f)    The rights and obligations under this Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto.

(g)    From time to time, at the reasonable request of any of the other parties hereto, each party hereto shall execute and deliver to the other parties hereto such additional documents and instruments and take such further lawful action as may be necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(h)    Any term or provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining rights of the person intended to be benefited by such provision or any other provisions of this Agreement.

(i)    This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. This Agreement may be executed electronically through customary means and any signature page delivered by a facsimile machine or electronic mail shall be binding to the same extent as an original signature page.

(j)    This Agreement, together with the Registration Rights Agreement, embody the entire agreement and understanding among the Investor, the SPAC and the Sponsor with respect to the Transferred Shares and supersedes all prior oral or written agreements and understandings relating to the Transferred Shares. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

(k)    This Agreement may be terminated (i) at any time after the date that is four (4) months from the date hereof or (ii) if there is a material change in the information disclosed in the Registration Statement, including but not limited to a change in the structure of the IPO, the capitalization of the SPAC, the composition of the SPAC’s executive officers or the underwriters of the IPO.

* * * * *

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

THE INVESTOR:

By:
Name:
Title:

SPAC:

GENERATION ASIA I ACQUISITION LIMITED

By:
Name:
Title:

SPONSOR:

GENERATION ASIA LLC

By:
Name:
Title:

[Signature Page to Investment Agreement]